August 1, 2008
PMC FUNDS

PMC Large Cap Growth Fund
PMC Large Cap Value Fund
PMC Small Cap Core Fund
PMC International Equity Fund
PMC Core Fixed Income Fund
PMC Tax-Free Fixed Income Fund

Each a series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus dated July 2, 2007, as supplemented October 10, 2007

The  following information should be added to the section entitled “The Sub-Advisers and Portfolio Managers” starting on page 17 of  the Prospectus to reflect the addition of Batterymarch Financial Management, LLC as a Sub-Adviser to the International Equity Fund effective July 31, 2008.

Batterymarch Financial Management, LLC

The Advisor has entered into a sub-advisory agreement with Batterymarch Financial Management, Inc. (“Batterymarch”), to manage a portion of the International Equity Fund’s assets.  Batterymarch is located at 200 Claredon Street, John Hancock Tower, Boston, MA 02116, and is a registered investment advisor.  Batterymarch is a global equity specialist that provides investment management services for institutional and sub-advisory clients.  As of March 31st, 2008, Batterymarch had $26.5 billion in assets under management. Batterymarch follows a collaborative approach in the management of its portfolios.  Its process is rules-based, systematic and quantitatively implemented through their stock selection model.  Batterymarch analyzes stocks from a fundamental perspective, but with the speed and consistency of quantitative investors.

Charles F. Lovejoy, CFA
Charles Lovejoy is the lead Portfolio Manager for the segment of the International Equity Fund’s assets managed by Batterymarch.  Mr. Lovejoy joined Batterymarch in 1992 as a portfolio manager and currently serves as the director of International team. Before joining Batterymarch, Mr. Lovejoy managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company.  Mr. Lovejoy holds a Bachelor of Science degree from Tufts University and is a member of the CFA Institute.

Effective July 31, 2008, State Street Global Advisors (“SSgA”) no longer serves as the Sub-Adviser for the International Equity Fund or the Core Fixed Income Fund. The section entitled “The Sub-Advisers and Portfolio Managers” starting on page 17  in the Prospectus is revised to reflect the termination of SSgA as a Sub-Adviser:

As of August 1, 2008 the following sub-advisers are responsible for the day-to-day portfolio management of the respective Funds:

Large Cap Growth Fund
The Boston Company Asset Management, LLC
Deutsche Investment Management Americas, Inc.
Mellon Equity Associates, LLP

Large Cap Value Fund
Deutsche Investment Management Americas, Inc.
Loomis, Sayles & Company, LP

Small Cap Core Fund
Delaware Management Company
Quantitative Management Associates LLC

International Equity Fund
Pictet Asset Management, Ltd.
Batterymarch Financial Management, LLC

Core Fixed Income Fund
Lehman Brothers Asset Management LLC
Schroder Investment Management North America Inc.

Tax-Free Fixed Income Fund
Breckinridge Capital Advisors, Inc.
Schroder Investment Management North America Inc.

Please retain this Supplement with your Prospectus for future reference.

The date of this Prospectus Supplement is August 1, 2008.